Equity	6 Months Ended
Jun. 30, 2023
Equity [Abstract]
EQUITY

14. EQUITY

Ordinary Shares

The Company is authorized to issue 200,000,000 ordinary shares with a par value of $0.0001 per share. Holders of the ordinary shares are entitled to one vote for each share.

On May 9, 2023, the Company closed its private placement with two institutional investors (the “Investors”). Pursuant to the Share Subscription Agreement, the Company issued an aggregate of 24,193,548 ordinary shares, at a purchase price of $2.48 per share for an aggregate gross proceeds of $60 million. The purchase price was agreed to by the Company and the Investors based on the privatization price of $1.55 per share approved by the Company’s shareholders on November 11, 2022, and with a 60% premium.

As of June 30, 2023 and December 31, 2022, there were 92,317,950 and 68,124,402 ordinary shares issued and outstanding, respectively.